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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 FORM 8-K / A-1

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2000

                              HTTP TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Utah                       0-26886                  13-3758042
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


               46 Berkeley Square, London W1J 5AT, United Kingdom
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               (Address of Principal Executive Offices) (Zip Code)


                               011-44 20 7598 4070
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              (Registrant's Telephone Number, Including Area Code)


    Internet Holdings, Inc., 16 Curzon Street, London W1Y 7FF, United Kingdom
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          (Former name or former address, if changed since last report)










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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On September 20, 2000, Internet Holdings, Inc. (the "Company") acquired from Troy Ltd. the outstanding stock of Core Ventures Ltd. As consideration for the acquisition of Core Ventures Ltd., the Company issued to Troy Ltd. 1,800,000 shares of the Company's Common Stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          No financial statements are required in that the acquisition does not constitute an acquisition of a "business" pursuant to Regulation S-X.

     (b) PRO FORMA FINANCIAL INFORMATION

          No PRO FORMA financial information is required in that the acquisition does not constitute an acquisition of a "business" pursuant to Regulation S-X.

     (c) EXHIBITS

     Exhibit 10.1 Stock Purchase Agreement, dated as of September 7, 2000, between Troy Ventures Ltd. and Internet Holdings, Inc. (filed with the Form 8-K dated September 27, 2000).


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         HTTP TECHNOLOGY, INC.

                                      By /s/ JASON E. FORSYTH
                                        -------------------------------
                                        Jason E. Forsyth
                                        Chief Financial Officer

Date: December 5, 2000